SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES AND EXCHANGE ACT


       Date of report (Date of earliest event reported): August 31, 2004
                                                         ---------------

                             DATAMETRICS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      8567                     95-3545701
----------------------------        ---------------          -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


      1717 Diplomacy Row, Orlando, Florida                          32809
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    (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (407) 251-4577
                                                           --------------

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ITEM 5.02  DEPARTURE OF PRINCIPAL OFFICERS

         On August 31, 2004, the Company's Chief Financial Officer, Ken Doyle, resigned effective immediately. The Company will be interviewing potential candidates, however, no successor to Mr. Doyle has been appointed as of yet.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


September 1, 2004                           DATAMETRICS CORPORATION

                                            By: /s/ Daniel Bertram
                                                ------------------------
                                            Daniel Bertram, President